                                                                  EXHIBIT 10.32

                                                                  EXECUTION COPY

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                            SHARED SECURITY AGREEMENT


                               Dated April 1, 2003


                                      From


                         The Grantors referred to herein

                                   as Grantors


                                       to

                            Wilmington Trust Company

                              as Corporate Trustee


                                       and


                               John M. Beeson, Jr.

                              as Individual Trustee



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

                          T A B L E  O F  C O N T E N T S
                          - - - - -  - -  - - - - - - - -

Section                                                                                           Page
Section 1.  Definitions; Other Interpretive Provisions ..........................................   3

Section 2.  Grant of Security ...................................................................  11

Section 3.  Security for Obligations ............................................................  15

Section 4.  Grantors Remain Liable ..............................................................  16

Section 5.  Delivery and Control of Security Collateral .........................................  16

Section 6.  Maintaining the Account Collateral ..................................................  18

Section 7.  Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit
               Rights and Giving Notice of Commercial Tort Claims ...............................  20

Section 8.  Representations and Warranties ......................................................  20

Section 9.  Further Assurances ..................................................................  22

Section 10. Post-Closing Changes; Bailees; Collections on Receivables and Related Contracts .....  23

Section 11. As to Intellectual Property Collateral ..............................................  25

Section 12. Voting Rights; Dividends; Etc. ......................................................  25

Section 13. As to Letter-of-Credit Rights .......................................................  26

Section 14. Transfers and Other Liens; Additional Shares ........................................  27

Section 15. Collateral Trustees Appointed Attorneys-in-Fact .....................................  27

Section 16. Collateral Trustees May Perform .....................................................  28

Section 17. The Collateral Trustees' Duties .....................................................  28

Section 18. Remedies ............................................................................  29

Section 19. Indemnity and Expenses ..............................................................  30

Section 20. Amendments; Waivers; Additional Grantors; Etc. ......................................  31

Section 21. Notices, Etc. .......................................................................  31

Section 22. Continuing Security Interest; Assignments under the Credit Agreement ................  33

Section 23. Release; Termination ................................................................  33

Section 24. Security Interest Absolute ..........................................................  33

Section 25. Execution in Counterparts ...........................................................    34

Section 26. The Shared Mortgages ................................................................    34

Section 27. Collateral in the State of Louisiana ................................................    35

Section 28. Governing Law .......................................................................    35

Section 29. Submission to Jurisdiction and Waiver ...............................................    35

Exhibits

Exhibit A      -  Form of Shared Security Agreement Supplement
Exhibit B      -  Form of Account Control Agreement (Deposit Account/Securities
                  Account)
Exhibit C      -  Form of Securities Account Control Agreement
Exhibit D      -  Form of Commodity Account Control Agreement
Exhibit E      -  Form of Intellectual Property Shared Security Agreement
Exhibit F      -  Form of Intellectual Property Shared Security Agreement
                  Supplement
Exhibit G      -  Form of Consent to Assignment of Letter of Credit Rights

                            SHARED SECURITY AGREEMENT

          SHARED SECURITY AGREEMENT dated April 1, 2003 (this "Shared Security Agreement") made by Dynegy Holdings Inc., a Delaware corporation (the "Borrower"), the other Persons listed on the signature pages hereof (the "Initial Grantors") and the Additional Grantors (as defined in Section 20) (the Borrower, Initial Grantors and the Additional Grantors being, collectively, the "Grantors"), to Wilmington Trust Company, a Delaware banking corporation, (not in its individual capacity, but solely as corporate trustee, together with any successor corporate trustee appointed pursuant to Article VII of the Collateral Trust Agreement (as hereinafter defined), the "Corporate Trustee") and John M. Beeson, Jr., an individual residing in the State of Delaware, not in his individual capacity but solely as individual trustee (together with any successor individual trustee appointed pursuant to Article VII of the Collateral Trust Agreement, the "Individual Trustee"; and, together with the Corporate Trustee, the "Collateral Trustees"), as trustees under the Collateral Trust and Intercreditor Agreement dated April 1, 2003 (as such agreement may be amended, supplemented, replaced or otherwise modified hereafter from time to time, the "Collateral Trust Agreement") among the Grantors and the Collateral Trustees.

          PRELIMINARY STATEMENTS.

          (1) The Borrower has entered into a Credit Agreement dated as of April 1, 2003 with Dynegy Inc., as the parent guarantor (the "Parent Guarantor"), the other guarantor parties thereto, Citibank, N.A. and Bank of America, N.A., as administrative agents, the other lender parties thereto, Citibank, N.A., as payment agent, Bank One, NA (main office Chicago), as L/C Issuer, Bank One, NA (main office Chicago), as collateral agent, Salomon Smith Barney, Inc., Banc of America Securities LLC and Bank One, NA (main office Chicago), as co-lead arrangers, and Salomon Smith Barney, Inc. and Banc of America Securities LLC, as book running managers (said Agreement, as it may hereafter be amended, amended and restated, supplemented, replaced or otherwise modified from time to time, being the "Credit Agreement").

          (2) The Borrower is the guarantor under that certain Guaranty dated August 7, 2000 (the "CoGen Guaranty") in favor of the Guaranteed Parties (as defined therein) (the "CoGen Guaranteed Parties") pursuant to which it guaranteed certain of the obligations of CoGen Lyondell, Inc. under the Operative Documents referred to in that certain Participation Agreement dated August 7, 2000, among CoGen Lyondell, Inc., as the Lessee, Dynegy Holdings Inc., as Guarantor, Operating Lessor Limited Company, as the Lessor, Four Winds Funding Corp., as Tranche A Lender, Tranche B Lender and Conduit, the Certificate Holders and the Liquidity Banks party thereto, and Commerzbank AG, New York Branch, as Administrative Agent and Lease Arranger (the CoGen Guaranty together with such Operative Documents and any amendments, supplements, replacements, restatements and refinancings thereof being referred to herein as the "CoGen Facility").

          (3) The Borrower is the guarantor under those certain Guaranty dated March 10, 2000 and June 28, 2002 (the "Riverside Guaranties") in favor of the Guaranteed Parties and the Lenders, respectively (each as defined therein) (the "Riverside Guaranteed Parties") pursuant to which it guaranteed certain of the obligations of Riverside Generating Company, L.L.C. under the Operative Documents referred to in that certain Participation Agreement, dated March 10, 2000, among Riverside Generating Company, L.L.C., as the Lessee and Construction Agent, Dynegy Holdings Inc., as Guarantor, Lawrence County Riverside Trust 2000, as the Lessor, Atlantic Asset Securitization Corp., as Tranche A Lender, the Liquidity Purchasers, the Tranche B Lenders and the Certificate Holder party thereto, Commerzbank AG, New York and Grand Cayman Branches, as Syndication Agent, Credit Agricole Indosuez, as Documentation Agent, and Canadian Imperial Bank of Commerce, Bayerische Landesbank Girozentrale and KBC Bank N.V., as Co-Agents, and Credit Lyonnais New York Branch, as Administrative Agent and Lead Arranger (together with any amendments, supplements, replacements, restatements and refinancings thereof, collectively, the "Riverside Facility").

          (4) The Borrower is party to that certain Amended and Restated Performance Agreement, effective as of March 27, 2001 (as heretofore amended, the "Alpha Guaranty"), in favor of ABG Gas Supply, L.L.C. pursuant to which it guaranteed the obligations of (i) DMT Supply LP under that certain Amended and Restated Natural Gas Purchase Agreement dated as of March 27, 2001 and (ii) Dynegy Marketing & Trade under that certain Nomination Agreement dated as of March 27, 2000 (the Alpha Guaranty and the documents referred to in clauses (i) and (ii), together with any amendments, supplements, replacements, restatements and refinancings thereof, are collectively referred to herein as the "Alpha Facility").

          (5) Pursuant to the Credit Agreement and in order to satisfy certain conditions in the Alpha Guaranty, the CoGen Guaranty and the Riverside Guaranties, the Grantors are entering into this Shared Security Agreement in order to grant to the Collateral Trustees for the ratable benefit of the Shared Secured Parties a security interest in the Shared Collateral.

          (6) The Collateral Trustees have agreed, pursuant to the terms of the Collateral Trust Agreement, to accept the pledge and assignment, and the grant of a security interest, under this Shared Security Agreement as security for the Shared Secured Obligations.

          (7) Dynegy Midwest Generation, Inc. ("DMG") is party to that Amended and Restated Credit Agreement dated as of June 27, 2002 by DMG, as Borrower, Black Thunder Investors L.L.C., as DMG Lender, Catlin Associates, L.L.C., as senior subordinated note holder, and Wilmington Trust Company, as DMG Collateral Agent, (together with the Operative Documents referred to therein, in each case as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time to the extent not prohibited by the Loan Documents, the "Black Thunder Facility").

          (8) Pursuant to the Black Thunder Facility, DMG granted to the DMG Collateral Agent for the benefit of the Secured Parties as defined therein a security interest in the "Collateral" as defined in each of the Black Thunder Collateral Documents (the "Black Thunder Collateral").

          (9) Each Grantor is the owner of the Initial Pledged Equity set forth opposite such Grantor's name on and as otherwise described in Part I of
Schedule II hereto and issued by the Persons named therein and of the Initial Pledged Debt set forth (to the extent the same is evidenced by instruments) opposite such Grantor's name on and as otherwise described in Part II of Schedule II hereto and issued by the Obligors named therein.

          (10) Each Grantor has Pledged Security Entitlements with respect to all the Pledged Financial Assets credited from time to time to such Grantor, as set forth opposite such Grantor's name on and as otherwise described in Part III of Schedule II hereto.

          (11) Each Grantor has rights in and to the Pledged Commodity Contracts carried from time to time in such Grantor's Commodities Accounts, set forth opposite such Grantor's name on and as otherwise described in Part IV of
Schedule II hereto.

          (12) Each Grantor has opened Other Deposit Accounts with banks, in the name of such Grantor and subject to the terms of this Shared Security Agreement, as described in Schedule IV hereto.

          (13) It is a condition precedent to the making of Borrowings and the issuance of Letters of Credit by the Lenders under the Credit Agreement that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Shared Security Agreement.

          (14) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Shared Secured Agreements.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Borrowings and issue Letters of Credit under the Credit Agreement, each Grantor hereby agrees with the Collateral Trustees for the ratable benefit of the Representatives and the Shared Secured Parties as follows:

          Section 1. Definitions; Other Interpretive Provisions. The interpretive provisions set forth in Section 1.02 of the Credit Agreement are incorporated by reference herein. Terms defined in the Credit Agreement or the Collateral Trust Agreement and not otherwise defined in this Shared Security Agreement are used in this Shared Security Agreement as defined in the Credit Agreement or the Collateral Trust Agreement. Further, unless otherwise defined in this Shared Security Agreement, the Credit Agreement or the Collateral Trust Agreement, terms defined in Article 8 or 9 of the UCC and/or in the Federal Book Entry Regulations are used in this Shared Security Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. As used in this Shared Security Agreement the following terms shall have the meanings set forth below:

          "Account Collateral" means, collectively, the following:

                (a) the Other Deposit Accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Accounts and the Other Deposit Accounts;

                (b) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustees for or on behalf of any Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                (c) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral.

          "Account Control Agreement" has the meaning specified in Section 6(a).

          "Additional Grantor" has the meaning specified in Section 20(b).

          "Additional Provisions" has the meaning specified in the definition of "Federal Book Entry Regulations" set forth herein.

          "After-Acquired Intellectual Property" has the meaning specified in
     Section 11(b).

          "Agreement Collateral" means the Assigned Agreements, including, without limitation, (a) all rights of any Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (b) any rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (c) claims of any Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (d) the right of any Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.

          "Alpha Facility" has the meaning specified in Preliminary Statement
     (4).

          "Alpha Guaranty" has the meaning specified in Preliminary Statement
     (4).

          "Assigned Agreements" means, collectively, each of the contracts and agreements to which any Grantor is now or may hereafter become a party, in each case as such contracts and agreements may be amended, amended and restated, supplemented or otherwise modified from time to time, to the extent permitted by the Credit Agreement.

          "Black Thunder Collateral" has the meaning specified in Preliminary Statement (8).

          "Black Thunder Determination Date" has the meaning specified in
     Section 3(b).

          "Black Thunder Facility" has the meaning specified in Preliminary Statement (7).

          "Borrower" has the meaning specified in the recital of the parties hereto.

          "CoGen Facility" has the meaning specified in Preliminary Statement
     (2).

          "CoGen Guaranteed Parties" has the meaning specified in Preliminary Statement (2).

          "CoGen Guaranty" has the meaning specified in Preliminary Statement
     (2).

          "Collateral Trust Agreement" has the meaning specified in the recital of the parties hereto.

          "Collateral Trustees" has the meaning specified in the recital of the parties hereto.

          "Commercial Tort Claims Collateral" means all commercial tort claims described in Schedule VI hereto, provided, however, that any commercial tort claim shall not be included in the "Commercial Tort Claims Collateral" to the extent, but only to the extent, that the assignment thereof or grant of a security interest therein would violate any effective or enforceable provision of applicable law.

          "Commodity Account Control Agreement" has the meaning specified in
     Section 5(e).

          "Commodity Accounts" means those commodities accounts of each Grantor as described in Part IV of Schedule II hereto.

          "Computer Software" means all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing.

          "Consent to Assignment of Letter of Credit Rights" means an agreement in substantially the form of the Consent to Assignment of Letter of Credit Rights attached hereto as Exhibit G or otherwise in form and substance reasonably satisfactory to the Collateral Trustees.

          "Copyrights" means (all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered.

          "Corporate Trustee" has the meaning specified in the recital of the parties hereto.

          "Credit Agreement" has the meaning specified in Preliminary Statement
     (1).

          "Designated Accounts" means any Account Collateral that constitutes:
     (a) any deposit accounts listed in Schedule IV hereto and the funds credited to any such deposit accounts, and (b) any securities accounts and any financial assets that are credited to any such securities accounts.

          "DMG" has the meaning specified in Preliminary Statement (7).

          "Equipment" means all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including, without limitation, software that is embedded in and is part of the equipment.

          "Excluded Agreements" has the meaning specified in paragraph (ii) in the "notwithstanding" clause at the end of Section 2.

          "Excluded Authorizations" has the meaning specified in paragraph (iii) of the "notwithstanding" clause at the end of Section 2.

          "Excluded Equity" has the meaning specified in paragraph (v) of the "notwithstanding" clause at the end of Section 2.

          "Excluded Shared Collateral" means any Shared Collateral that, under the provisions of paragraph (i) of the "notwithstanding" clause at the end of Section 2, is to be excluded from the lien and security interest granted by any Grantor under clauses (a) through (j) of Section 2.

          "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R.
     Part 357, 31 C.F.R. (S) 357.2, (S) 357.10 through (S) 357.14 and (S) 357.41 through (S) 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

          "First Preferred Fleet Mortgage" means the First Preferred Fleet Mortgage dated as of April 1, 2003 by Midstream Barge Company, L.L.C. in favor of Wilmington Trust Company, as Corporate Trustee and John M. Beeson, Jr., as Individual Trustee, as the same may be amended, amended and restated, supplemented, replaced or otherwise modified from time to time in accordance with the Loan Documents.

          "Grantors" has the meaning specified in the recital of the parties hereto.

          "Indemnified Party" has the meaning specified in Section 19.

          "Individual Trustee" has the meaning specified in the recital of the parties hereto.

          "Initial Grantors" has the meaning specified in the recital of the parties hereto.

          "Initial Pledged Debt" means the indebtedness described in Part II of
     Schedule II hereto.

          "Initial Pledged Equity" means the shares of stock or other Equity Interests as described in Part I of Schedule II hereto.

          "Intellectual Property Collateral" means, collectively, the following:
     (a) all Patents; (b) all Trademarks; (c) all Copyrights; (d) all Computer Software; (e) all Trade Secrets and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works; (f) all registrations and applications for registration for any of the foregoing, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof; (g) all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of any Grantor accruing thereunder or pertaining thereto; (h) all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which any Grantor, now or hereafter, is a party or a beneficiary ("IP Agreements"); and (i) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages.

          "Intellectual Property Shared Security Agreement" has the meaning specified in Section 11(a).

          "Inventory" means all inventory in all of its forms, including, without limitation, (a) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (b) goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind, and (c) goods that are returned to or repossessed or stopped in transit by any Grantor), and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is embedded in and is part of the inventory, provided, however, that goods in which any Grantor has an interest or right as consignee shall be excluded from the definition of "Inventory".

          "IP Agreements" has the meaning specified in the definition of the term "Intellectual Property Collateral" herein.

          "IP Shared Security Agreement Supplement" has the meaning specified in
     Section 11(b).

          "Knowledge" means, in the case of the knowledge of a Grantor, the best knowledge of such Grantor's executive officers after due inquiry and investigation.

          "Obligors" means any Person obligated on an account, chattel paper, instrument, or general intangible.

          "Other Deposit Accounts" means those deposit accounts with banks opened by each Grantor, as described in Schedule IV and Schedule V hereto.

          "Parent Guarantor" has the meaning set forth in Preliminary Statement
     (1).

          "Patents" means all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto.

          "Permitted Collateral" means any of the following property: (a) Receivables (together with all general intangibles, and payment intangibles related thereto or arising therefrom and all proceeds and products of any of the foregoing), (b) cash and short-term investments, and (c) all dividends, interest, distributions, and other proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the foregoing.

          "Pledged Account Banks" has the meaning specified in Section 6(a).

          "Pledged Commodity Contracts" means the commodity contracts carried from time to time in each Grantor's Commodity Account.

          "Pledged Debt" has the meaning specified in the definition of the term "Security Collateral" herein.

          "Pledged Equity" has the meaning specified in the definition of the term "Security Collateral" herein.

          "Pledged Financial Assets" means the financial assets credited from time to time to each Grantor's Securities Accounts.

          "Pledged Security Entitlements" means each Grantor's security entitlements with respect to the Pledged Financial Assets credited from time to time to such Grantor's Securities Accounts.

          "Receivables" means, to the extent the same are not referred to in Sections 2(d), 2(e) and 2(f) herein, all accounts (including, without limitation, receivables under Permitted Contracts or Netting Agreements), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being referred to herein as the "Related Contracts").

          "Related Contracts" has the meaning specified in the definition of the term "Receivables" herein.

          "Riverside Facility" has the meaning specified in Preliminary Statement (3).

          "Riverside Guaranteed Parties" has the meaning specified in Preliminary Statement (3).

          "Riverside Guaranties" has the meaning specified in Preliminary Statement (3).

          "Securities Account Control Agreement" has the meaning specified in
     Section 5(d).

          "Securities Accounts" means those securities accounts of each Grantor as described in Part III of Schedule II hereto.

          "Security Collateral" means, collectively, the following:

                (a) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

                (b) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                (c) all additional shares of stock and other Equity Interests of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by any Grantor in any manner and all additional shares of stock or Equity Interests of or in any new direct Subsidiary of any Grantor formed or acquired by any Grantor in any manner after the date of this Shared Security Agreement (such shares and other Equity Interests, together with the Initial Pledged Equity, being the "Pledged Equity"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto;

                (d) all additional indebtedness from time to time owed to any Grantor (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                (e) the Securities Account, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Account, and all Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets and all subscription warrants, rights or options issued thereon or with respect thereto;

                (f) the Commodities Account, all Pledged Commodity Contracts from time to time carried in the Commodities Account, and all value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Commodity Contracts; and

                (g) all other investment property (including, without limitation, all (i) securities, whether certificated or uncertificated, (ii) security entitlements, (iii) securities accounts,
          (iv) commodity contracts and (v) commodity accounts) in which any Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto.

          "Security Control Agreements" has the meaning specified in Section
     5(e).

          "Shared Collateral" has the meaning specified in the first paragraph of Section 2.

          "Shared Collateral Documents" has the meaning set forth in Section
     1.01 of the Collateral Trust Agreement.

          "Shared Secured Agreements" has the meaning set forth in Section 1.01 of the Collateral Trust Agreement.

          "Shared Secured Obligations" has the meaning set forth in Section 1.01 of the Credit Agreement.

          "Shared Security Agreement" has the meaning specified in the recital of the parties hereto.

          "Shared Security Agreement Supplement" has the meaning specified in
     Section 20(b).

          "Subagent" has the meaning specified in Section 17(b).

          "Trademarks" means all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby.

          "Trade Secrets" means all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information.

          "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

          "UETA" means the Uniform Electronic Transactions Act, as in effect in any relevant jurisdiction.

          Section 2. Grant of Security. Each Grantor hereby grants to the Collateral Trustees, in each case, in trust pursuant to the Collateral Trust Agreement for the ratable benefit of the Representatives and the Shared Secured Parties, a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Shared Collateral"):

          (a)   all Equipment;

          (b)   all Inventory;

          (c)   all Receivables and all Related Contracts;

          (d)   the Security Collateral;

          (e)   the Agreement Collateral;

          (f)   the Account Collateral;

          (g)   the Intellectual Property Collateral;

          (h)   all Commercial Tort Claims Collateral;

          (i) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Shared Collateral; and

          (j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Shared Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 2 and this clause (j)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Trustees are the loss payees thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Shared Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

          Notwithstanding anything to the contrary contained in this Section 2, the following property shall be excluded from the lien and security interest granted hereunder (and shall, as applicable, not be included as "Shared Collateral", "Equipment", "Inventory", "Receivables", "Related Contracts", "Security Collateral", "Agreement Collateral", "Account Collateral", "Intellectual Property Collateral", "Commercial Tort Claims Collateral", "Assigned Agreements", "Pledged Equity" or "Pledged Debt" for the purposes hereof):

          (i) any Shared Collateral constituting property that is the subject of or relating to any contract, agreement or other document to which any Grantor is a party on the date hereof or any similar contract, agreement or other document entered into by such Grantor after the date hereof shall, in each case, be excluded from the lien and security interest created by such Grantor under this Section 2 to the extent (but only to the extent) that the assignment thereof, or the creation of a lien and security interest therein, would constitute a breach of the terms of such contract, agreement or other document, or would cause a default or event of default under the terms of such contract, agreement or other document, or would permit any party to such contract, agreement or other document to terminate any material contract right arising under any such contract agreement or other document or to exercise any put, call, right of refusal, purchase option or other similar right, or would permit any party to such contract, agreement or other document to terminate such contract, agreement or other document; provided, however, that any of the Excluded Shared Collateral shall automatically cease to be excluded from this Section 2 at such time as (x) the prohibition of assignment or of the creation of a lien and security interest in such Excluded Shared Collateral is no longer in effect or is rendered ineffective as a matter of law or (y) the applicable Grantor has obtained the consent of the other parties to such agreement to the assignment of, or creation of a lien and security interest in, such Excluded Shared Collateral (which consent such Grantor shall not be required to obtain hereunder, except upon a request of the Collateral Trustees after the occurrence and during the continuance of an Event of Default) or (z) the breach, default, event of default or any other conditions otherwise giving rise to the exclusion of such property under this clause (i) shall cease to exist;

          (ii) any contract, agreement or other document (and any contract rights arising thereunder) to which any of the Grantors is a party on the date hereof and any similar contract or agreement entered into by any Grantor after the date hereof, in each case, shall be excluded from the lien and security interest granted by such Grantor under this Section 2 to the extent (but only to the extent) that the assignment thereof, or the creation of a lien and security interest therein, would constitute a breach of the terms of such contract, agreement or other document to which any of the Grantors may now or hereafter be a party or to which any Grantor may now or hereafter be subject, or would cause a default or event of default under the terms of such contract, agreement or other document, or would permit any party to such contract, agreement or other document to terminate any material contract right arising under any such contract agreement or other document or to exercise any put, call, right of refusal, purchase option or other similar right, or would permit any party to such contract, agreement or other document to terminate such contract, agreement or other document (all such contracts, agreements and other documents being the "Excluded Agreements"); provided, however, that (x) except as set forth in clause
     (iv) below, the exclusion from the lien and security interest granted by such Grantor hereunder of any contract rights of any of the Grantors under one or more of the Excluded Agreements shall not limit, restrict or impair the grant by such Grantor of the lien and security interest in any accounts or receivables arising under any such Excluded Agreement or any payments due or to become due thereunder, and (y) any of the Excluded Agreements shall automatically cease to be excluded from this Section 2 at such time as, (A) the prohibition of assignment or of the creation of a lien and security interest in such agreement is no longer in effect or is rendered ineffective as a matter of law or (B) the applicable Grantor has obtained the consent of the other parties to such agreement to the assignment of, or creation of a lien and security interest in, the contract rights of such Grantor thereunder (which consent such Grantor shall not be required to obtain hereunder, except upon a request of the Collateral Trustees after the occurrence and during the continuance of an Event of Default);

          (iii) any license, permit or authorization from any Governmental Authority in favor of any Grantor shall be excluded from the lien and security interest granted by such Grantor under this Section 2 to the extent (but only to the extent) that the assignment thereof or the creation of a lien and security interest therein would constitute a breach of or a default or event of default under the terms of such license, permit or authorization or would require any separate license, permit or authorization or would otherwise terminate such license, permit or authorization (all of the licenses, permits and authorizations referred to herein being the "Excluded Authorizations"); provided, however, that any of the Excluded Authorizations shall cease to be excluded from this Section 2 at such time as (x) the prohibition of assignment or of the creation of a lien and security interest in such license, permit or authorization is no longer in effect or is rendered ineffective as a matter of law or (y) the applicable Grantor has obtained the consent of the applicable Governmental Authority to the assignment of, or creation of a lien and security interest in, such license, permit or authorization of such Grantor (which consent such Grantor shall not be required to obtain hereunder, except upon a request of the Collateral Trustees after the occurrence and during the continuance of an Event of Default);

          (iv) any Permitted Collateral of any Grantor from time to time pledged, assigned, conveyed or transferred, or against which any right of set-off is granted or in which a Lien or security interest is granted, by such Grantor under any Permitted

     Contract or Netting Agreement shall be excluded from the lien and security interest granted by such Grantor under this Section 2. To the extent any such lien and security interest is deemed to be granted pursuant to this Agreement in such Permitted Collateral hereunder notwithstanding the exclusion contemplated hereby, such lien and security interest shall ipso facto immediately and automatically terminate, without any further action by any Person, upon any such pledge, assignment, conveyance, transfer, grant of such right of set-off or grant of such Lien and security interest, provided, however, that any such Permitted Collateral shall cease to be excluded from this Section 2 at such time as (x) the Permitted Contract or Netting Agreement, as the case may be, related thereto is terminated and the setoff rights, Lien and security interest granted in such Permitted Collateral are terminated or (y) the applicable Grantor has obtained the consent of the applicable Counterparty to such Permitted Contracts or Netting Agreements to the assignment of, or creation of a lien and security interest in such Permitted Collateral hereunder (which consent such Grantor shall not be required to obtain hereunder, except upon a request of the Collateral Trustees after the occurrence and during the continuance of an Event of Default);

          (v) as to each Grantor, any outstanding voting stock of any entity that is a controlled foreign corporation under Section 957 of the Internal Revenue Code (or any successor provision thereto), except for voting stock consisting of no more than 66% of the outstanding voting stock of such entity (any such stock being the "Excluded Equity"); and

          (vi) any property or accounts (including without limitation, coal, power, energy, other energy related products, natural gas, natural gas liquids, condensate, and sulfur, and including any other products resulting from generating, gas gathering, processing, fractionating and refining, marketed by any Grantor on behalf of third parties and the proceeds derived therefrom pursuant to processing agreements and/or marketing arrangements), to the extent (but only to the extent) that any Grantor manages, maintains or markets such property on behalf of a third party, including, without limitation, any Shared Collateral maintained, managed or marketed by any Grantor for a joint venture in which third parties participate or on behalf of third parties;

          (vii) any policy of insurance, provided, however, that proceeds of insurance shall be included as Shared Collateral to the extent the security interest granted hereby in the goods covered by such insurance would continue in accordance with Section 9-315 of the UCC; and

          (viii) the shares of stock or such other Equity Interests owned by and set forth opposite any relevant Grantor's name on Schedule II-A hereto;

provided, however, that any proceeds received by any Grantor from the Disposition of Excluded Shared Collateral, Excluded Authorizations, Excluded Receivables, Excluded Equity and any other property excluded under clauses (i) through (viii) above shall constitute Shared Collateral unless any assets or property constituting such proceeds are themselves subject to the exclusions set forth in clauses (i) through (viii) above.

          Section 3. Security for Obligations. (a) Subject to the provisions of Sections 3(b) and 3(c) below, this Shared Security Agreement secures, in the case of each Grantor, the payment of all Shared Secured Obligations, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Shared Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Shared Secured Obligations and would be owed by such Grantor to any Shared Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

          (b) With respect to any Shared Collateral described herein that constitutes Black Thunder Collateral, the Lien created by this Shared Security Agreement and the other Collateral Documents shall be, until such time (the "Black Thunder Determination Date") as all Black Thunder Secured Obligations have been satisfied in full, a second priority Lien (subject to Permitted Liens), subordinate in all respects (including the exercise of remedies with respect to such Shared Collateral) to the prior Lien of the Black Thunder Collateral Documents on the terms and conditions set forth on Exhibit K to the Credit Agreement.

          (c) Notwithstanding anything to the contrary set forth herein, any Shared Collateral described that constitutes Principal Property shall secure only (i) the Shared Secured Obligations in respect of the Principal Property Secured Term Indebtedness and (ii) the Shared Secured Obligations in respect of each Credit Extension under the Revolving Credit Facility or any issuance of a letter of credit under the Alpha Facility to the extent that at the time of such Credit Extension or such issuance of a letter of credit, it does not violate
Section 1006(b) of the 1995 Indenture or Section 10.06(b) of the 1996 Indenture.

          (d) Notwithstanding anything to the contrary contained herein, it is agreed that, with respect to the Parent Guarantor, the "Shared Collateral" shall include only the Parent Guarantor's right, title and interest to the following, in each case, whether now owned or hereafter acquired by the Parent Guarantor, and whether now or hereafter existing or arising:

          (i) the Initial Pledged Equity set forth opposite the Parent Guarantor's name on and otherwise described in Part I of Schedule II hereto and issued by the Borrower and BG Holdings, Inc., respectively, and the certificates, if any, representing such Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

          (ii) all additional shares of stock and other Equity Interests of or in the Borrower, BG Holdings, Inc. or any successor entity (such shares and other Equity Interests, together with the Initial Pledged Equity, being part of the Pledged Equity), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto; and

          (iii) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing.

          It is further acknowledged and agreed that (x) the Parent Guarantor is signing this Shared Security Agreement solely for the purpose of granting a security interest in the foregoing property, (y) the security interests granted by the Parent Guarantor hereunder shall not cover any property of the Parent Guarantor other than the foregoing property, and (z) any representations, warranties, covenants, and agreements made by the Parent Guarantor herein shall relate only to the foregoing property.

          Section 4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Shared Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Shared Security Agreement had not been executed, (b) the exercise by the Collateral Trustees of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Shared Collateral and (c) none of the Collateral Trustees, any Representative or any Shared Secured Party shall have any obligation or liability under the contracts and agreements included in the Shared Collateral by reason of this Shared Security Agreement or any other Loan Document, nor shall any of the Collateral Trustees, any Representative or any Shared Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder or thereunder.

          Section 5. Delivery and Control of Security Collateral. (a) With respect to any certificates or instruments representing or evidencing Security Collateral (other than instruments representing or evidencing Investments permitted by Section 7.02(b) of the Credit Agreement), to the extent that any relevant Grantor has Knowledge of the existence of such certificates and instruments, such certificates and instruments shall be delivered to and held by or on behalf of the Collateral Trustees pursuant to this Shared Security Agreement and the Collateral Trust Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Trustees. After the occurrence and during the continuance of an Event of Default, the Collateral Trustees shall have the right, at any time in their discretion and with notice to the Borrower, to transfer to or to register in the name of the Collateral Trustees or any of their nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 13(a), provided, however, that the failure to deliver any such notice to the Borrower shall not affect the validity of such actions of the Collateral Trustees. In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Trustees shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

          (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, to the extent that such Grantor has Knowledge of the existence of such uncertificated securities, such Grantor will cause the issuer thereof either (at such Grantor's election) (i) to register the Collateral Trustees as the registered owners of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Trustees that such issuer will comply with instructions with respect to such security originated by the Collateral Trustees without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Trustees provided, however, that the Collateral Trustees agree that they will not deliver any such instructions to such issuer except upon the occurrence and during the continuance of an Event of Default. With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Trustees after the occurrence and during the continuance of an Event of Default, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

          (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Collateral Trustees are not the entitlement holder, to the extent that such Grantor has Knowledge of the existence of such security entitlements, such Grantor will cause the securities intermediary with respect to such security entitlement either (at such Grantor's election) (i) to identify in its records the Collateral Trustees as the entitlement holders of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Collateral Trustees that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Trustees without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustees (such agreement being a "Securities Account Control Agreement").

          (d) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a commodity contract, to the extent that such Grantor has Knowledge of the existence of such commodity contracts, such Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in an authenticated record with such Grantor and the Collateral Trustees that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Collateral Trustees without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit D hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustees (such agreement being a "Commodity Account Control Agreement", and all such authenticated records, together with all Securities Account Control Agreements being, collectively, "Security Control Agreements").

          (e) No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the Shared Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this Section 5 in order to perfect the security interest granted hereunder in such Shared Collateral.

For the avoidance of doubt, the provisions of this Section 5(f) shall not apply to any securities account or commodity account that any Grantor manages or maintains on behalf of third parties, such as securities accounts and commodity accounts maintained or managed by any Grantor for a joint venture in which third parties participate.

          (f) Upon the request of the Collateral Trustees upon the occurrence and during the continuance of an Event of Default, such Grantor will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

          (h) To the extent that any of the Shared Collateral constituting money or any of the Account Collateral or any Security Collateral is subject to a Permitted Lien and such Permitted Lien has been perfected through control (as such term is used in Sections 9-104 and 9-106 of the UCC) or possession, perfection through possession or control of the security interest created hereunder shall not be required.

          Section 6. Maintaining the Account Collateral. So long as any Shared Secured Obligations (other than indemnification obligations that are not yet due and payable) which are accrued and payable shall remain unpaid and unsatisfied, or any Letter of Credit (with respect to which any reimbursement obligation related thereto constitutes a Shared Secured Obligation) shall remain outstanding:

          (a) Each Grantor will maintain all Designated Accounts only with the Collateral Trustees or with banks (the "Pledged Account Banks") that have agreed, in a record authenticated by the Grantor, the Collateral Trustees and the Pledged Account Banks, to (i) comply with instructions originated by the Collateral Trustees (as set forth in the Account Control Agreement) directing the disposition of funds in the Designated Accounts without the further consent of the Grantor and (ii) waive or subordinate (other than as agreed between any Pledged Account Bank and the Collateral Trustees) in favor of the Collateral Trustees all claims of the Pledged Account Banks (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit B hereto, or shall otherwise be in form and substance reasonably satisfactory to the Collateral Trustees (the "Account Control Agreement"); provided, however, this Section 6(a) shall not apply to Other Deposit Accounts listed in Schedule V hereto, as such Schedule may be updated from time to time.

          (b) Subject in all respects to the provisions of Section 5(h) hereof, each Grantor agrees that it will not add any bank that maintains a deposit account for such Grantor or open any new deposit account with any then existing Pledged Account Bank unless (i) the Collateral Trustees shall have received at least 10 days' prior written notice of such additional bank or such new deposit account and (ii) the Collateral Trustees shall have received, in the case of a bank or Pledged Account Bank that is not the Collateral Trustees, an Account Control Agreement authenticated by such new bank and such Grantor, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new deposit account (and, upon the receipt by the Collateral Trustees of such Account Control Agreement or supplement, Schedule IV hereto shall be automatically amended to include such Other Deposit

     Account). Each Grantor may terminate any bank as a Pledged Account Bank or terminate any Designated Account, if it gives the Collateral Trustees at least 10 days' prior written notice of such termination (and, upon such termination, Schedule IV hereto shall be automatically amended to delete such Pledged Account Bank and Other Deposit Account without any additional formal actions or agreements). For the avoidance of doubt, the provisions of this Section 6(b) shall not apply to any deposit account that any Grantor manages or maintains on behalf of third parties, such as deposit accounts maintained or managed by any Grantor for a joint venture in which third parties participate.

          (c) Subject in all respects to the provisions of Section 5(h) hereof, upon any termination by a Grantor of any Other Deposit Account by such Grantor, or any Pledged Account Bank with respect thereto, such Grantor will promptly (i) either (at such Grantor's election), (A) comply with the provisions regarding the opening of new deposit accounts as set forth in the first sentence of Section 6(b) or (B) subject to the restrictions set forth in Section 6(f), transfer all funds and property held in such terminated Other Deposit Account to another Other Deposit Account listed in Schedule IV and (ii) notify all Obligors that were making payments to such Other Deposit Account to make all future payments to another Other Deposit Account listed in Schedule IV hereto, in each case so that the Collateral Trustees shall have a continuously perfected security interest in such Designated Accounts. Subject in all respects to the provisions of Section 5(h) hereof, after the occurrence and during the continuance of an Event of Default, each Grantor agrees to terminate any or all Account Collateral and Account Control Agreements upon request by the Collateral Trustees.

          (d) Upon the occurrence and during the continuance of a Collateral Trust Agreement Default, the Collateral Trustees shall have sole right to direct the disposition of funds with respect to each of the Designated Accounts.

          (e) The Collateral Trustees may, at any time after notice to the Borrower (provided, however, that the failure to give any such notice to the Borrower shall not affect the validity of any action taken by the Collateral Trustees pursuant to the provisions of this Section 6(e)), but without consent from the Grantor, (i) transfer, or direct the transfer of, funds from the Designated Accounts to satisfy the Grantor's obligations under the Shared Secured Agreements if (i) (A) a payment default in respect of principal under such Shared Secured Agreements shall have occurred and be continuing for a period greater than or equal to three Business Days, or
     (B) a payment default in respect of any amount other than principle due under such Shared Secured Agreement shall have occurred and be continuing for a period greater than or equal to five Business Days, or (ii) an acceleration of the Facilities shall have occurred and be continuing.

          (f) Each of the Grantors agrees that at no time shall the aggregate amount on deposit in the Other Deposit Accounts listed in Schedule V hereto (other than any Other Deposit Account that is subject to a Permitted Lien) exceed $20,000,000.

          Section 7. Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. So long as any Shared Secured Obligations (other than indemnification obligations that are not yet due and payable) which are accrued and payable shall remain unsatisfied, or any Letter of Credit (with respect to which any reimbursement obligation related thereto constitutes a Shared Secured Obligation) shall remain outstanding:

          (a) Each Grantor will maintain all (i) electronic chattel paper (to the extent that such Grantor has Knowledge of the existence of such electronic chattel paper) so that the Collateral Trustees have control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC and (ii) all transferable records (to the extent that such Grantor has Knowledge of the existence of such transferable records) so that the Collateral Trustees have control of the transferable records in the manner specified in Section 16 of the UETA; and

          (b) Each Grantor will immediately give notice to the Collateral Trustees of any material commercial tort claim that may arise in the future and will immediately execute or otherwise authenticate a supplement to this Shared Security Agreement, and otherwise take all necessary action, to subject such material commercial tort claim to the first priority security interest, as applicable, created under this Shared Security Agreement provided, however, that any commercial tort claim shall not be covered by the provisions of this Section 7(b) to the extent, but only to the extent, that the assignment thereof or grant of a security interest therein would violate any effective or enforceable provision of applicable law.

          Section 8. Representations and Warranties. Each Grantor represents and warrants as follows:

          (a) As of the date hereof, such Grantor's exact legal name, which is sufficient in accordance with Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. With respect to each Grantor that is not a "registered organization" as such term is defined in Section 9-102 of the UCC, such Grantor has its chief executive office in the state or jurisdiction set forth in Schedule I hereto. Within the five years preceding the execution of this Shared Security Agreement, the information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects, except to the extent that failure of such information to be true and accurate could not reasonably be expected to result in a Material Adverse Effect. To the Knowledge of such Grantor, such Grantor has not previously changed its name, the location of its chief executive office, type of organization, jurisdiction of organization or organizational identification number (if such Grantor, now or has been organized in a jurisdiction that requires the organizational number of a debtor to be identified on the relevant financing statement in order to create a perfected first priority security interest) from those set forth in Schedule I hereto except as disclosed in Schedule III hereto.

          (b) All Security Collateral consisting of certificated securities and instruments (other than, prior to the Black Thunder Determination Date, those that constitute Black Thunder Collateral and other than those representing or evidencing Investments permitted by Section 7.02(b) of the Credit Agreement), have to the Knowledge of the relevant Grantor been delivered to the Collateral Trustees. To the Knowledge of the relevant Grantor, none of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Trustees, other than those which constitute Black Thunder Collateral.

          (c) Such Grantor is the legal and beneficial owner of the Shared Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for Permitted Liens or the security interest created under this Shared Security Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Shared Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Trustees relating to the Shared Secured Agreements or as otherwise permitted under the Credit Agreement.

          (d) With respect to the Pledged Equity that is an uncertificated security (other than, prior to the Black Thunder Determination Date, any that constitutes Black Thunder Collateral), to the extent that such Grantor has Knowledge of the existence of any such uncertificated securities, such Grantor has caused the issuer thereof either (at such Grantor's election)
     (i) to register the Collateral Trustees as the registered owners of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Trustees that such issuer will comply with instructions with respect to such security originated by the Collateral Trustees without further consent of such Grantor provided, however, that the Collateral Trustees agree that they will not deliver any such instructions to such issuer except upon the occurrence and during the continuance of an Event of Default. If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest. With respect to all Security Collateral consisting of certificated securities and instruments, to the extent that the relevant Grantor has Knowledge of the existence of such certificated securities and instruments, all such certificated securities and instruments (other than, prior to the Black Thunder Determination Date, any that constitutes Black Thunder Collateral) have been delivered to the Collateral Trustees.

          (e) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto.

          (f) Subject in all respects to the provisions of Section 5(h) hereof, to the Knowledge of the relevant Grantor, such Grantor has no deposit accounts, other than the Account Collateral listed on Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to
     Section 6(b), and to the Knowledge of the relevant Grantor, legal, binding and enforceable Account Control Agreements are in effect for each deposit account that constitutes Account Collateral (other than Account Collateral consisting of deposit accounts maintained with the Collateral Trustees or that constitutes Black Thunder Collateral), except to the extent such Account Control Agreements are not required by Sections 5(h) or 6(a). For the avoidance of doubt, the representations and warranties in this Section 8(f) do not apply with respect to any deposit account that any

     Grantor manages or maintains on behalf of third parties, such as deposit accounts maintained or managed by any Grantor for a joint venture in which third parties participate.

          (g) Subject in all respects to the provisions of Section 5(h) hereof, to the Knowledge of the relevant Grantor, all filings and other actions (including without limitation, (A) actions necessary to obtain control of Shared Collateral as provided in Sections 9-104, 9-105 and 9-106 of the UCC and Section 16 of UETA and (B) actions necessary to perfect the Collateral Trustee's security interest with respect to Shared Collateral constituting certificated securities or instruments) necessary to perfect the security interest in the Shared Collateral of such Grantor created under this Shared Security Agreement have been duly made or taken and are in full force and effect, and this Shared Security Agreement creates in favor of the Collateral Trustees for the benefit of the Shared Secured Parties a valid and, together with such filings and other actions, perfected security interest in the Shared Collateral of such Grantor, securing the payment of the Shared Secured Obligations except, in each case, (i) as is otherwise permitted pursuant to the express provisions of this Shared Security Agreement and (ii) for Permitted Liens.

          (h) To the Knowledge of the relevant Grantor, the Grantor has no commercial tort claims other than those listed in Schedule VI hereto.

          Section 9. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that (to the Knowledge of such Grantor) may be necessary, or that the Collateral Trustees reasonably may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Trustees to exercise and enforce their rights and remedies hereunder with respect to any Shared Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Shared Collateral of such Grantor: (i) if any such Shared Collateral shall be evidenced by a promissory note or other instrument or chattel paper and if such Grantor has Knowledge of the existence of any such promissory notes, instruments, or chattel paper, deliver and pledge to the Collateral Trustees hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Trustees; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Collateral Trustees reasonably may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iii) with respect to any certificates representing Security Collateral that constitutes certificated securities, to the extent that the relevant Grantor has Knowledge of the existence of such certificates, deliver and pledge to the Collateral Trustees for ratable benefit of the Representatives and the Shared Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (iv) subject in all respects to the provisions of Section 5(h) hereof, with respect to any Shared Collateral consisting of deposit accounts, electronic chattel paper, investment property or transferable records, to the extent that the relevant Grantor has Knowledge of the existence of such deposit accounts, electronic chattel paper, investment property or transferable records, take all action necessary to ensure that the Collateral Trustees have control of Shared Collateral consisting of deposit accounts, electronic chattel paper, investment property and transferable records as provided in Sections 9-104, 9-105 and 9-106 of the UCC and in Section 16 of UETA; (v) upon the occurrence and during the continuance of an Event of Default, at the request of the Collateral Trustees, take all action to ensure that the Collateral Trustees' security interest is noted on any certificate of title related to any Shared Collateral evidenced by a certificate of title; and (vi) deliver to the Collateral Trustees evidence that all other action that the Collateral Trustees may deem reasonably necessary in order to perfect and protect the security interest created by such Grantor under this Shared Security Agreement has been taken.

          (b) Each Grantor hereby authorizes the Collateral Trustees to file one or more financing and continuation statements, and amendments thereto, relating to all or any part of the Shared Collateral of such Grantor without the signature of such Grantor where permitted by law, which shall be filed by the Collateral Trustees upon the receipt of an instruction letter from the Required Representative requesting the taking of such action and attaching the form of financing statement. A photocopy or other reproduction of this Shared Security Agreement or any financing statement covering the Shared Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Trustees to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

          (c) Each Grantor will furnish to the Collateral Trustees from time to time statements and schedules further identifying and describing the Shared Collateral of such Grantor and such other reports in connection with such Shared Collateral as the Collateral Trustees may reasonably request, all in reasonable detail.

          (d) Within 10 days after the Closing Date, Dynegy Global Energy, Inc. will deliver to the Collateral Trustees certificates representing 16% of the ordinary shares of Dynegy Europe Limited, accompanied by undated stock powers executed in blank.

          (e) Within 10 days after the Closing Date, DMT Holdings, Inc. will deliver to the Collateral Trustees certificates representing 100% of the Common Stock of Dynegy Strategic Investment LP, Inc., accompanied by undated stock powers executed in blank.

          Section 10. Post-Closing Changes; Bailees; Collections on Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number (if such Grantor is organized in a jurisdiction that requires the organizational number of a debtor to be identified on a financing statement in order to create a perfected first priority security interest) or location of its chief executive office (in the case only of a Grantor that is not a "registered organization", as such term is defined in Section 9-102 of the UCC) from those set forth in
Section 8(a) of this Shared Security Agreement without first giving at least 30 days' prior written notice to the Collateral Trustees and taking all action required by the Collateral Trustees for the purpose of perfecting or protecting the security interest granted by this Shared Security Agreement. Except with respect to security agreements related to Permitted Liens, no Grantor will become bound by a security agreement authenticated by another Person (determined as provided in Section 9-203(d) of the

UCC) without giving the Collateral Trustees 30 days' prior written notice thereof and taking all action required by the Collateral Trustees to ensure that the perfection and first priority (or second priority in the case of any Shared Collateral that constitutes Black Thunder Collateral) nature of the Collateral Trustees' security interest in the Shared Collateral will be maintained. If any Grantor that is organized in a jurisdiction that requires the organizational number of a debtor to be identified on a relevant financing statement in order to create a perfected first priority security interest does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Trustees of such organizational identification number.

          (b) If any Shared Collateral constituting goods of any Grantor is, to the Knowledge of such Grantor, at any time in the possession or control of a warehouseman, bailee or agent, or if the Collateral Trustees so requests such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder, (ii) instruct such warehouseman, bailee or agent to hold all such Shared Collateral solely for the Collateral Trustees' account subject only to the Collateral Trustees' instructions (which shall permit such Shared Collateral to be removed by such Grantor in the ordinary course of business until the Collateral Trustees notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts, to cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Shared Collateral for the Collateral Trustees' benefit and shall act solely on the instructions of the Collateral Trustees without the further consent of the Grantor or any other Person provided, however, that the Collateral Trustees agree that they will not deliver any such instructions to such issuer except upon the occurrence and during the continuance of an Event of Default, and (iv) make such authenticated record available to the Collateral Trustees.

          (c) Except as otherwise provided in this subsection (c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, at the Collateral Trustees' direction given after the occurrence and during the continuance of an Event of Default, will take) such action as such Grantor or the Collateral Trustees may deem necessary to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that the Collateral Trustees shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables and Related Contracts of the assignment of such Receivables and Related Contracts to the Collateral Trustees and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Trustees and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Trustees referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Trustees hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Trustees in the same form as so received (with any necessary indorsement) to be applied as provided in the Collateral Trust Agreement and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon except in the ordinary course of such Grantor's business. For the avoidance of doubt, none of the provisions of this Section 10(c) shall apply with respect to any Property that is excluded from the lien and security interest granted hereunder pursuant to the provisions of paragraphs (i), (ii), (iii), (iv), (v),
(vi), (vii) or (viii) of the "notwithstanding" clause at the end of Section 2, including, but not limited to, Excluded Shared Collateral, Excluded Authorizations, Permitted Collateral or Excluded Equity.

          Section 11. As to Intellectual Property Collateral. (a) With respect to its material Intellectual Property Collateral, each Grantor agrees, upon the request of the Collateral Trustees, to execute or otherwise authenticate an agreement in substantially the form set forth in Exhibit E hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustees (an "Intellectual Property Shared Security Agreement"), for recording the security interest granted hereunder to the Collateral Trustees in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such material Intellectual Property Collateral.

          (b) Each Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 2(g) that is not on the date hereof a part of the Intellectual Property Collateral ("After-Acquired Intellectual Property") (i) the provisions of this Shared Security Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Shared Security Agreement with respect thereto. At the end of each fiscal quarter of the Borrower, each Grantor shall give written notice to the Collateral Trustees identifying any material After-Acquired Intellectual Property acquired during such fiscal quarter, and upon the request of the Collateral Trustees, such Grantor shall execute and deliver to the Collateral Trustees with such written notice, or otherwise authenticate, an agreement substantially in the form of Exhibit F hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustees (an "IP Shared Security Agreement Supplement") covering such material After-Acquired Intellectual Property which IP Shared Security Agreement Supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such material After-Acquired Intellectual Property.

          Section 12. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action could reasonably be expected to result in a Material Adverse Effect.

          (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Shared Secured Agreements; provided, however, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Trustees to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Trustees, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Trustees as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Collateral Trustees will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default and notice to the Borrower (provided that the failure to give any such notice shall not affect the validity of any of the following actions taken by the Collateral Trustees):

          (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 12(a)(i) shall, upon notice to such Grantor by the Collateral Trustees, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 12(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Trustees, who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

          (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this
     Section 12(b) shall be received in trust for the benefit of the Collateral Trustees, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Trustees as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Collateral Trustees shall be authorized to send to each Securities Intermediary or Commodity Intermediary as defined in and under any Security Control Agreement a Notice of Exclusive Control as defined in and under such Security Control Agreement.

          Section 13. As to Letter-of-Credit Rights. (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Trustees, intends to (and hereby does) assign to the Collateral Trustees its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. Upon the request of the Collateral Trustees after the occurrence and during the continuance of an Event of Default, each Grantor will promptly use its commercially reasonable efforts to cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof in a Consent to Assignment of Letter of Credit Rights.

          (b) Upon the occurrence and during the continuance of an Event of Default, each Grantor will, promptly upon request by the Collateral Trustees,
(i) notify (and such Grantor hereby authorizes the Collateral Trustees to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral Trustees hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Trustees or their designee.

          (c) With respect to any Securities Account Control Agreement, Commodity Accounts Control Agreement, Account Control Agreement or Consent to Assignment of Letter of Credit Rights, the Collateral Trustees agree that they will not issue any entitlement orders or other directions, instructions or notifications thereunder with respect to the disposition or transfer of any Shared Collateral therein addressed or blocking any Grantor's ability to deal with any such Shared Collateral, except upon the occurrence and during the continuance of a Collateral Trust Agreement Default. The Collateral Trustees further agree that, upon their issuance of any such entitlement orders, directions, instructions or notifications, they will promptly provide a copy thereof to the relevant Grantor.

          Section 14. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Shared Collateral, other than sales, assignments and other dispositions of Shared Collateral, and options relating to Shared Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Shared Collateral of such Grantor except for the pledge, assignment and security interest created under this Shared Security Agreement and Liens permitted under the Credit Agreement.

          (b) Each Grantor agrees that it will pledge hereunder, promptly upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities that are issued by any Grantor and are Pledged Equity.

          Section 15. Collateral Trustees Appointed Attorneys-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Trustees such Grantor's attorneys-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Collateral Trustees' discretion, to take any action and to execute any instrument that the Collateral Trustees may deem necessary or advisable to accomplish the purposes of this Shared Security Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Collateral Trustees pursuant to the provisions of the Credit Agreement,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Shared Collateral,

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

          (d) to file any claims or take any action or institute any proceedings that the Collateral Trustees may deem necessary or desirable for the collection of any of the Shared Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Trustees with respect to any of the Shared Collateral.

          Section 16. Collateral Trustees May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Trustees may, but without any obligation to do so and without notice, themselves perform, or cause performance of, such agreement, and the expenses of the Collateral Trustees incurred in connection therewith shall be payable by such Grantor under Section 19.

          Section 17. The Collateral Trustees' Duties. (a) The powers conferred on the Collateral Trustees hereunder are solely to protect the Shared Secured Parties' interest in the Shared Collateral and shall not impose any duty upon them to exercise any such powers. Except for the safe custody of any Shared Collateral in their possession and the accounting for moneys actually received by them hereunder, the Collateral Trustees shall have no duty as to any Shared Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Shared Collateral, whether or not any Shared Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Shared Collateral. The Collateral Trustees shall be deemed to have exercised reasonable care in the custody and preservation of any Shared Collateral in their possession if such Shared Collateral is accorded treatment substantially equal to that which they accord their own property.

          (b) Anything contained herein to the contrary notwithstanding, the Collateral Trustees may from time to time, when the Collateral Trustees deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Collateral Trustees hereunder with respect to all or any part of the Shared Collateral. In the event that the Collateral Trustees so appoint any Subagent with respect to any Shared Collateral, (i) the assignment and pledge of such Shared Collateral and the security interest granted in such Shared Collateral by each Grantor hereunder shall be deemed for purposes of this Shared Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Shared Secured Parties, as security for the Shared Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Trustees, with all rights, powers, privileges, interests and remedies of the Collateral Trustees hereunder with respect to such Shared Collateral, and (iii) the term "Collateral Trustees," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Trustees with respect to such Shared Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Shared Collateral unless and except to the extent expressly authorized in writing by the Collateral Trustees.

          Section 18. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Collateral Trustees may with the consent of the Required Representative and shall at the request of the Required Representative exercise in respect of the Shared Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Shared Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Trustees forthwith, assemble all or part of the Shared Collateral as directed by the Collateral Trustees and make it available to the Collateral Trustees at a place and time to be designated by the Collateral Trustees that is reasonably convenient to all parties; (ii) without notice except as specified below, sell the Shared Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustees' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustees may deem commercially reasonable; (iii) to the fullest extent permitted by applicable law and by contracts with third parties, and subject to any applicable safety requirements at any such premises, occupy any premises owned or leased by any of the Grantors where the Shared Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate their rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and
     (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Shared Collateral, or otherwise in respect of the Shared Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Shared Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Shared Collateral, including, without limitation, those set forth in
     Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustees shall not be obligated to make any sale of Shared Collateral regardless of notice of sale having been given. The Collateral Trustees may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by or on behalf of the Collateral Trustees and all cash proceeds received by or on behalf of the Collateral Trustees in respect of any sale of, collection from, or other realization upon all or any part of the Shared Collateral may, in the discretion of the Collateral Trustees, be held by the Collateral Trustees as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Trustees pursuant to Section 19) in whole or in part by the Collateral Trustees for the ratable benefit of the Representatives and the Shared Secured Parties against, all or any part of the Shared Secured Obligations, in accordance with the terms of the Collateral Trust Agreement.

          (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Shared Collateral shall be received in trust for the benefit of the Collateral Trustees, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Trustees in the same form as so received (with any necessary endorsement).

          (d) The Collateral Trustees may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Shared Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

          (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Trustees or their designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

          Section 19. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless the Collateral Trustees, each Representative and each Shared Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Shared Security Agreement (including, without limitation, enforcement of this Shared Security Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The provisions of this Section 19(a) shall survive the termination of this Agreement.

          (b) Each Grantor will upon demand pay to the Collateral Trustees the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of their counsel and of any experts and agents, that the Collateral Trustees may incur in connection with (i) the administration of this Shared Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Shared Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Trustees, the Representatives or the other Shared Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          (c) EACH GRANTOR ACKNOWLEDGES THAT THIS SHARED SECURITY AGREEMENT AND OTHER TRANSACTION DOCUMENTS CONTAIN PROVISIONS RELEASING EACH INDEMNIFIED PARTY FROM LIABILITY AND/OR INDEMNIFYING AND HOLDING HARMLESS EACH INDEMNIFIED PARTY FOR, AMONG OTHER THINGS, INDEMNIFIED PARTY'S OWN NEGLIGENCE. EACH GRANTOR AGREES THAT THE RELEASE AND/OR INDEMNITY PROVISIONS CONTAINED IN THESE DOCUMENTS ARE CAPTIONED TO CLEARLY IDENTIFY THE RELEASE AND/OR INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT EACH GRANTOR HAS FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS. EACH GRANTOR HEREBY WAIVES ANY DEFENSES IT MIGHT ASSERT AGAINST EACH INDEMNIFIED PARTY BASED ON THE HOLDING OF THE TEXAS SUPREME COURT IN ETHYL CORP. v. DANIEL CONST. CO., 725 S.W.2d 705 (Tex. 1987), PAGE PETROLEUM, INC., et al. V. DRESSER INDUSTRIES, INC., et al., 853 S.W.2d 505 (Tex. 1993), AND QUORUM HEALTH RESOURCES, L.L.C. v. MAVERICK COUNTY HOSPITAL DISTRICT et al., 308 F.3rd 451 (5th Cir. 2002) AND ANY RELATED CASE LAW HOLDINGS.

          Section 20. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Shared Security Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Trustees and the Borrower and otherwise shall comply with the provisions of
Section 9.01 of the Collateral Trust Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Trustees, the Representatives or any other Shared Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Shared Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder, and each reference in this Shared Security Agreement and the other Shared Secured Agreements to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Shared Security Agreement and the other Shared Secured Agreements to "Shared Collateral" shall also mean and be a reference to the Shared Collateral of such Additional Grantor, and (ii) the supplemental schedules I-VI attached to each Shared Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-VI, respectively, hereto, and the Collateral Trustees may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Shared Security Agreement Supplement.

          Section 21. Notices, Etc. (a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or any other Shared Collateral Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to Section 21(c)) electronic mail address, as follows:

          (i) as to any Representative, or the Collateral Trustees, addressed to their respective addresses specified in the Collateral Trust Agreement;

          (ii) as to the Borrower, addressed to it at its address specified in the Credit Agreement;

          (iii) as to any Grantor, addressed to it at its address shown on
     Schedule I hereto; and

          (iv) as to any party, at such other address as shall be designated by such party in a written notice to the other parties.

          All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 21(c)), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

          (b) Any amendment or waiver of any provision of this Shared Security Agreement or of any Shared Security Agreement Supplement or Schedule hereto may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Collateral Trustees may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

          (c) Electronic mail and Internet and intranet websites may be used only to distribute routine communications and to distribute Shared Collateral Documents for execution by the parties thereto, and may not be used for any other purpose.

          (d) The Collateral Trustees shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Grantor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Grantor shall indemnify the Collateral Trustees from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Grantor. All telephonic notices to and other communications with the Collateral Trustees may be recorded by the Collateral Trustees, and each of the parties hereto hereby consents to such recording.

          Section 22. Continuing Security Interest; Assignments under the Credit Agreement. This Shared Security Agreement shall create a continuing security interest in the Shared Collateral and shall (a) remain in full force and effect until all of the Shared Collateral is released, and this Shared Security Agreement is terminated in accordance with Section 8.02 of the Collateral Trust Agreement, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Trustees hereunder, to the benefit of the Collateral Trustees, the Representatives on behalf of themselves and on behalf of the Shared Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in
Section 11.07 of the Credit Agreement.

          Section 23. Release; Termination. The Collateral Trustees shall release all or any portion of the Shared Collateral solely on terms and subject to the conditions set forth in Article VIII of the Collateral Trust Agreement.

          Section 24. Security Interest Absolute. The obligations of each Grantor under this Shared Security Agreement are independent of the Shared Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Shared Secured Agreements, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Shared Security Agreement, irrespective of whether any action is brought against such Grantor or any other Loan Party or whether such Grantor or any other Loan Party is joined in any such action or actions. All rights of the Collateral Trustees, the Representatives and the other Shared Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall to the fullest extent permitted under applicable law, be irrevocable, absolute and unconditional irrespective of, and to the fullest extent permitted under applicable law, each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Shared Secured Agreement or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Shared Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Shared Secured Agreements or any other amendment or waiver of or any consent to any departure from any Shared Secured Agreement, including, without limitation, any increase in the Shared Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Shared Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Shared Secured Obligations;

          (d) any manner of application of any Shared Collateral or any other collateral, or proceeds thereof, to all or any of the Shared Secured Obligations, or any manner of sale or other disposition of any Shared Collateral or any other collateral for all or any of the Shared Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Shared Secured Agreements or any other assets of any Loan Party or any of its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

          (f) any failure of any Shared Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Shared Secured Party (each Grantor waiving any duty on the part of the Shared Secured Parties to disclose such information);

          (g) the failure of any other Person to execute this Shared Security Agreement or any other Shared Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Shared Secured Obligations; or

          (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Shared Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

To the fullest extent permitted under applicable law, this Shared Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Shared Secured Obligations is rescinded or must otherwise be returned by the Collateral Trustees, any Representative or any Shared Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

          Section 25. Execution in Counterparts. This Shared Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Shared Security Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Shared Security Agreement.

          Section 26. The Shared Mortgages. In the event that any of the Shared Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Shared Mortgage or the First Preferred Fleet Mortgage and the terms of such Shared Mortgage or First Preferred Fleet Mortgage are inconsistent with the terms of this Shared Security Agreement, then with respect to such Shared Collateral, the terms of such Shared Mortgage or such First Preferred Fleet Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Shared Security Agreement shall be controlling in the case of all other Shared Collateral.

          Section 27. Collateral in the State of Louisiana. (a) As to all Shared Collateral now or hereafter located in the State of Louisiana, or as to which the laws of the State of Louisiana may now be or hereafter become applicable, each Grantor hereby acknowledges the Shared Secured Obligations, whether now existing or to arise hereafter, and confesses judgment thereon if the Shared Secured Obligations are not paid at maturity, and does by these presents consent, agree and stipulate that if any portion of the Shared Secured Obligations is not promptly and fully paid when due, the Shared Secured Obligations shall, at the option of the Collateral Trustees, become immediately due and payable and it shall be lawful for the Collateral Trustees, without making a demand and without notice or putting in default, the same being hereby expressly waived, to cause all and singular the Shared Collateral to be seized and sold by executory process, without appraisement (appraisement being hereby expressly waived), either in its entirety or in lots or parcels, as the Collateral Trustees may determine, to the highest bidder for cash, or on such terms as plaintiff in such proceedings may direct.

          (b) To the fullest extent permitted under applicable law, each Grantor hereby expressly waives: (a) the benefit of appraisement, as provided in Articles 2332, 2336, 2723 and 2724, Louisiana Code of Civil Procedure, and all other laws conferring the same; (b) the demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure; (c) the notice of seizure required by Articles 2293 and 2721, Louisiana Code of Civil Procedure;
(d) the three (3) days delay provided by Articles 2331 and 2722, Louisiana Code of Civil Procedure; and (e) the benefit of the other provisions of Articles 2331, 2722 and 2723, Louisiana Code of Civil Procedure, and the benefit of any other Articles or laws relating to rights of appraisement, notice, or delay not specifically mentioned above; and, to the fullest extent permitted under applicable law, each Grantor expressly agrees to the immediate seizure of the Shared Collateral in the event of suit hereon.

          (c) Each Grantor acknowledges that the Collateral Trustees shall have all rights to appointment of a keeper in connection with any action to foreclose the lien hereof, all in accordance with La. R.S. 9:5136 et seq. The Court before which the proceedings are pending shall determine the keeper's fees, and the payment of such fees shall constitute a portion of the Shared Secured Obligations secured by the lien hereof.

          (d) This Section 27 shall in no way affect or be deemed a waiver of the provisions of Section 28 or Section 29.

          Section 28. Governing Law. This Shared Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          Section 29. Submission to Jurisdiction and Waiver. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Shared Security Agreement and the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Shared Security Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Shared Security Agreement in the courts of any jurisdiction.

          (b) Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Shared Security Agreement to which it is or is to be a party in any New York State or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

          (c) EACH GRANTOR HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SHARED SECURITY AGREEMENT, THE LOANS OR THE ACTIONS OF ANY BANKS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          IN WITNESS WHEREOF, each Grantor has caused this Shared Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    DYNEGY HOLDINGS INC.


                                    By: /s/ Robert T. Ray
                                       ---------------------------------------
                                       Name: Robert T. Ray
                                       Title: Sr. Vice President-Treasurer


                                    DYNEGY INC.


                                    By: /s/ Charles C. Cook
                                       ---------------------------------------
                                       Name: Charles C. Cook
                                       Title: Vice President

                                    [NAME OF GRANTOR]

Acknowledged on the date hereof by:


WILMINGTON TRUST COMPANY,
as Corporate Trustee


By:  /s/ Kathleen A. Pedelini
   ----------------------------------
    Name: Kathleen A. Pedelini
    Title: Financial Services Officer

JOHN M. BEESON, JR.,
as Individual Trustee


By:  /s/ John M. Beeson, Jr.
    ---------------------------------
    Name: John M. Beeson, Jr.


BANK ONE, NA (MAIN OFFICE CHICAGO),
as Collateral Agent


By:  /s/ Richard P. Broussard
    ---------------------------------
    Name: Richard P. Broussard
    Title: First Vice President

CITIBANK, N.A.,
as Administrative Agent


By:  /s/ Susan McManigal
    ---------------------------------
    Name: Susan McManigal
    Title: Senior Vice President

BANK OF AMERICA, N.A.,
as Administrative Agent


By:  /s/ Clara Yang Strand
    --------------------------------
    Name: Clara Yang Strand
    Title: Managing Director

                                                                Exhibit A to the
                                                       Shared Security Agreement

                  FORM OF SHARED SECURITY AGREEMENT SUPPLEMENT

                                  [Date of Shared Security Agreement Supplement]

Wilmington Trust Company, as Corporate Trustee and
John M. Beeson, Jr., as Individual Trustee
  for the Representatives and the
  Shared Secured Parties referred to in the
  Shared Security Agreement referred to below
  ____________________________
  ____________________________
  Attn: ______________________

                              Dynegy Holdings Inc.

Ladies and Gentlemen:

          Reference is made to (i) the Credit Agreement dated as of April 1, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Dynegy Holdings Inc., a Delaware corporation, as the Borrower, the Lenders party thereto, Bank One, NA (main office Chicago), as Collateral Agent, Citibank, N.A. and Bank of America, N.A., as Administrative Agents (in such capacity, the "Agents"), (ii) the Shared Security Agreement dated April 1, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Shared Security Agreement") made by the Grantors from time to time party thereto in favor of Wilmington Trust Company, not in its individual capacity but solely as corporate trustee (the "Corporate Trustee") and John M. Beeson, Jr., not in his individual capacity but solely as individual trustee (the "Individual Trustee" and together with the Corporate Trustee, the "Collateral Trustees") and (iii) the Collateral Trust and Intercreditor Agreement dated April 1, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Collateral Trust Agreement") made by the Grantors from time to time party thereto in favor of the Collateral Trustees, for the Representatives and the Shared Secured Parties. Terms defined in the Credit Agreement or the Shared Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Shared Security Agreement or the Collateral Trust Agreement.

          SECTION 1. Grant of Security. The undersigned hereby grants to the Collateral Trustees, for the ratable benefit of the Representatives and the Shared Secured Parties, a security interest in, all of its right, title and interest in and to all of the Shared Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Shared Security Agreement.

          SECTION 2. Security for Obligations. The grant of a security interest in, the Shared Collateral by the undersigned under this Shared Security Agreement Supplement and the Shared Security Agreement secures the payment of all Shared Secured Obligations, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 3. Supplements to Shared Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through VI to Schedules I through VI, respectively, to the Shared Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Shared Security Agreement and are complete and correct in all material respects.

          SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 8 of the Shared Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

          SECTION 5. Obligations Under the Shared Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Shared Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Shared Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

          SECTION 6. Governing Law. This Shared Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                              Very truly yours,

                                              [NAME OF ADDITIONAL GRANTOR]


                                              By _______________________________
                                                 Title:

                                                      Address for notices:
                                                      ________________________
                                                      ________________________
                                                      ________________________

                                                                Exhibit B to the
                                                       Shared Security Agreement

                        FORM OF ACCOUNT CONTROL AGREEMENT
                      (Deposit Account/Securities Account)

          ACCOUNT CONTROL AGREEMENT (this "Agreement") dated as of ________, ____, among____________, a ___________ (the "Grantor"), Wilmington Trust
Company, not in its individual capacity but solely as corporate trustee (the "Corporate Trustee") and John M. Beeson, Jr., not in his individual capacity but solely as individual trustee (the "Individual Trustee" and together with the Corporate Trustee, the "Secured Party"), and _________, a _________ ("____________"), as securities intermediary and depository bank (the "Account Holder").

PRELIMINARY STATEMENTS:

          (1) The Grantor has granted the Secured Party a security interest (the "Security Interest") in the following accounts maintained by the Account Holder for the Grantor (each, an "Account" and collectively, the "Accounts"):

           [Insert account numbers and other identifying information.]

          (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1. The Accounts. The Grantor and Account Holder represent and warrant to, and agrees with, the Secured Party that:

          (a) The Account Holder maintains each Account for the Grantor, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Grantor are, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

          (b) To the extent that funds are credited to any Account, such Account is a deposit account; and to the extent that financial assets are credited to any Account, such Account is a securities account. The Account Holder is (i) the bank with which each Account that is a deposit account is maintained and (ii) the securities intermediary with respect to financial assets held in any Account that is a securities account. The Grantor is (x) the Account Holder's customer with respect to the Accounts and (y) the entitlement holder with respect to financial assets credited from time to time to any Account.

          (c) Notwithstanding any other agreement to the contrary, the Account Holder's jurisdiction with respect to each Account for purposes of the N.Y. Uniform Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

          (d) The Grantor and Account Holder do not know of any claim to or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.

          SECTION 2. Control by Secured Party. The Account Holder will comply with (i) all instructions directing disposition of the funds in any and all of the Accounts, (ii) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in any and all of the Accounts, and (iii) all other directions concerning any and all of the Accounts, including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in any and all of the Accounts (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being an "Account Direction"), in each case of clauses (i), (ii) and (iii) above originated by the Secured Party without further consent by the Grantor or any other Person.

          SECTION 3. Grantor's Rights in Accounts. (a) Except as otherwise provided in this Section 3, the Account Holder will comply with Account Directions and other directions concerning each Account originated by the Grantor without further consent by the Secured Party.

          (b) Until the Account Holder receives a notice from the Secured Party that the Secured Party will exercise exclusive control over any Account (a "Notice of Exclusive Control" with respect to such Account), the Account Holder comply with Account Directions from the Grantor.

          (c) If the Account Holder receives from the Secured Party a Notice of Exclusive Control with respect to any Account, the Account Holder will comply only with Account Directions originated by the Secured Party and will cease:

          (i) complying with Account Directions or other directions concerning such Account originated by the Grantor and

          (ii) distributing to the Grantor interest and dividends on property (including, without limitation, funds and financial assets) in such Account.

          SECTION 4. Priority of Secured Party's Security Interest. (a) The Account Holder (i) subordinates to the Security Interest and in favor of the Secured Party any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against any Account or property (including, without limitation, any funds and financial assets) credited to any Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Holder
(A) will retain its prior security interest and lien on property credited to any Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against any Account, in the case of clauses (A), (B) and (C) above, to secure or to satisfy, and only to secure or to satisfy, payment (x) for such property, (y) for its customary fees and expenses for the routine maintenance and operation of such Account, and (z) if such Account is a deposit account, for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

          (b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to any Account.

          SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.

          (a) The Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Secured Party and the Grantor.

          (b) When the Account Holder knows of any claim or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Secured Party and the Grantor of such claim or interest.

          SECTION 6. The Account Holder's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Account Holder will not be liable to the Secured Party for complying with Account Directions or other directions concerning any Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Account Holder will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Secured Party, even if the Grantor notifies the Account Holder that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

          (c) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and, in the case of any Account that is a securities account, in Part 5 of Article 8 of the N.Y. Uniform Commercial Code and, in the case of any Account that is a deposit account, in Article 4 of the N.Y. Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control. The Account Holder may rely on notices and communications it believes given by the appropriate party.

          SECTION 7. Indemnity. The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

          SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Account Holder and the Grantor. If the Secured Party notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

          (b) The Account Holder may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided that before such termination the Account Holder and the Grantor shall make arrangements to transfer the property (including, without limitation, all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

          (c)   Sections 6 and 7 will survive termination of this Agreement.

          SECTION 9. Governing Law. This Agreement and each Account will be governed by the law of the State of New York. The Account Holder and the Grantor may not change the law governing any Account without the Secured Party's express prior written agreement.

          SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

          SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

          SECTION 12. Financial Assets. The Account Holder agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to any Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

          SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Account Directions may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

          SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Account Holder and their respective successors and assigns.

          SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                   [NAME OF GRANTOR]

                                                   By _________________________
                                                      Name:
                                                      Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                   WILMINGTON TRUST COMPANY, as
                                                   Corporate Trustee

                                                   By _________________________
                                                      Name:
                                                      Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                   JOHN M. BEESON, JR.,
                                                   as Individual Trustee

                                                   By _________________________
                                                      Name:
                                                      Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                    [NAME OF ACCOUNT HOLDER]

                                                    By _________________________
                                                       Name:
                                                       Title:

                                                    Address:
                                                    ____________________________
                                                    ____________________________

                                                                Exhibit C to the
                                                       Shared Security Agreement

                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

          CONTROL AGREEMENT dated as of ________, ____, among____________, a ___________ (the "Grantor"), Wilmington Trust Company, not in its individual capacity but solely as corporate trustee (the "Corporate Trustee") and John M. Beeson, Jr., not in his individual capacity but solely as individual trustee (the "Individual Trustee" and together with the Corporate Trustee, the "Secured Party"), [___________, a ___________, as Control Agent (the "Control Agent")] and _________, a _________ ("____________"), as securities intermediary (the
"Securities Intermediary").

PRELIMINARY STATEMENTS:

          (1) The Grantor has granted the Secured Party a security interest (the "Security Interest") in account no. _______________ maintained by the Securities Intermediary for the Grantor (the "Account").

          (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1. The Account. The Grantor and Securities Intermediary represent and warrant to, and agree with, the Grantor and the Secured Party that:

          (a) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

          (b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

          (c) The State of New York is, and will continue to be, the Securities Intermediary's jurisdiction of organization for purposes of
     Section 8-110(e) of the UCC so long as the Security Interest shall remain in effect.

          (d) Exhibit A attached hereto is a statement of the property credited to the Account on the date hereof.

          (e) The Grantor and Securities Intermediary do not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

          SECTION 2. Control by [Secured Party][Control Agent]. [a] The Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an "Entitlement Order") or other directions concerning the Account (including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the [Secured Party] [Control Agent] without further consent by the Grantor or any other person.

          [(b) The Control Agent hereby acknowledges that is shall maintain and exercise control of the Account on behalf of the Secured Party.]

          SECTION 3. Grantor's Rights in Account. (a) Except as otherwise provided in this Section 3, the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the [Secured Party] [Control Agent].

          (b) Until the Securities Intermediary receives a notice from the [Secured Party] [Control Agent] that the [Secured Party] [Control Agent] will exercise exclusive control over the Account (a "Notice of Exclusive Control"), the Securities Intermediary may comply with Entitlement Orders originated by the Grantor.

          (c) If the Securities Intermediary receives from the [Secured Party] [Control Agent] a Notice of Exclusive Control, the Securities Intermediary will cease:

          (i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

          (ii) distributing to the Grantor interest and dividends on property in the Account.

          SECTION 4. Priority of Secured Party's Security Interest. (a) The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

          (b) The Securities Intermediary will not agree with any Person not party to this Agreement that the Securities Intermediary will comply with Entitlement Orders originated by such Person.

          SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor[, the Control Agent] and the Secured Party.

          (b) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify [the Control Agent,] the Secured Party and the Grantor of such claim or interest.

          SECTION 6. The Securities Intermediary's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to [the Control Agent or] the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Securities Intermediary will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the [Secured Party] [Control Agent], even if the Grantor notifies the Securities Intermediary that the [Secured Party] [Control Agent] is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

          (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the [Secured Party] [Control Agent] is entitled under the [Secured Party's] [Control Agent's] agreements with the Grantor [or Secured Party] to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

          SECTION 7. Indemnity. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

          SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to [the Control Agent,] the Securities Intermediary and the Grantor. If the Secured Party notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

          (b) The Securities Intermediary may terminate this Agreement on 60 days' prior notice to [the Control Agent,] the Secured Party and the Grantor, provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with [the Control Agent and] the Grantor, a control agreement in favor of [the Control Agent and] the

Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

          [(c) The Control Agent may terminate this Agreement on 60 days' prior notice to the Securities Intermediary, the Secured Party and the Grantor, provided that before such termination, the Securities Intermediary, the Secured Party and the Grantor shall make arrangements for another Person to assume the rights and obligations of the Control Agent hereunder, and such Person shall have executed, together with the Securities Intermediary, the Secured Party and the Grantor, a control agreement in favor of such Person and the Secured Party in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.]

          [(c)] [(d)] Sections 6 and 7 will survive termination of this Agreement.

          SECTION 9. Governing Law. This Agreement and the Account will be governed by the law of the State of New York. [The] [None of the] Securities Intermediary [, the Control Agent, nor] [and] the Grantor may [not] change the law governing the Account without the Secured Party's express prior written agreement.

          SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

          SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

          SECTION 12. Financial Assets. The Securities Intermediary agrees with [the Control Agent,] the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

          SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

          SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party[, the Control Agent] and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party[, the Control Agent] and the Securities Intermediary and their respective successors and assigns.

          SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                   [NAME OF GRANTOR]


                                                   By _________________________
                                                      Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                   WILMINGTON TRUST COMPANY,
                                                   as Corporate Trustee

                                                   By:_________________________
                                                        Name:
                                                        Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                   JOHN M. BEESON, JR.,
                                                   as Individual Trustee

                                                   By:_________________________
                                                        Name:
                                                        Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                   [NAME OF CONTROL AGENT], as
                                                    Control Agent

                                                   By _________________________
                                                      Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                   [NAME OF SECURITIES
                                                   INTERMEDIARY]


                                                   By _________________________
                                                      Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                                Exhibit D to the
                                                       Shared Security Agreement

                   FORM OF COMMODITY ACCOUNT CONTROL AGREEMENT

          CONTROL AGREEMENT dated as of ________, ____, among____________, a ___________ (the "Grantor"), Wilmington Trust Company, not in its individual capacity but solely as corporate trustee (the "Corporate Trustee") and John M. Beeson, Jr., not in his individual capacity but solely as individual trustee (the "Individual Trustee" and together with the Corporate Trustee, the "Secured Party"), and _________, a _________ ("____________"), as commodity intermediary
(the "Commodity Intermediary").

PRELIMINARY STATEMENTS:

          (1) The Grantor has granted the Secured Party a security interest (the "Security Interest") in account no. _______________ maintained by the Commodity Intermediary for the Grantor (the "Account").

          (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1. The Account. The Grantor and the Commodity Intermediary represent and warrant to, and agree with, the Grantor and the Secured Party that:

          (a) The Commodity Intermediary maintains the Account for the Grantor, and all commodity contracts held by the Commodity Intermediary for the account of the Grantor is, and will continue to be, carried in the Account.

          (b) The Account is a commodity account. The Commodity Intermediary is the commodity intermediary with respect to the commodity contracts carried from time to time in the Account. The Grantor is the commodity customer with respect to the commodity contracts carried from time to time in the Account.

          (c) The State of New York is, and will continue to be, the Commodity Intermediary's jurisdiction of organization for purposes of Section 9-305(b) of the UCC so long as the Security Interest shall remain in effect.

          (d) Exhibit A attached hereto is a statement of the commodity contracts carried in the Account on the date hereof.

          (e) The Grantor and Commodity Intermediary do not know of any claim to or interest in the Account or any commodity contract carried in the Account, except for claims and interests of the parties referred to in this Agreement.

          SECTION 2. Control by Secured Party. The Commodity Intermediary will comply with all notifications it receives directing it to apply any value distributed on account of any commodity contract or contracts carried in the Account (each an "Entitlement Order") or other directions concerning the Account originated by the Secured Party without further consent by the Grantor or any other person.

          SECTION 3. Grantor's Rights in Account.

          (a) Except as otherwise provided in this Section 3, the Commodity Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Secured Party.

          (b) Until the Commodity Intermediary receives a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a "Notice of Exclusive Control"), the Commodity Intermediary may act on any Entitlement Orders or other directions originated by the Grantor concerning the Account.

          (c) If the Commodity Intermediary receives from the Secured Party a Notice of Exclusive Control, the Commodity Intermediary will cease:

          (i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

          (ii) distributing to the Grantor any value distributed on account of any commodity contract carried in the Account.

          SECTION 4. Priority of Secured Party's Security Interest. (a) The Commodity Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or commodity contracts carried in the Account, except that the Commodity Intermediary will retain its prior lien on commodity contracts in the Account to secure payment for commodity contracts purchased for the Account and normal commissions and fees for the Account.

          (b) The Commodity Intermediary will not agree with any third party that the Commodity Intermediary will comply with Entitlement Orders originated by the third party.

          SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Commodity Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

          (b) When the Commodity Intermediary knows of any claim or interest in the Account or any commodity contracts carried in the Account other than the claims and interests of the parties referred to in this Agreement, the Commodity Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

          SECTION 6. The Commodity Intermediary's Responsibility. (a) The Commodity Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Commodity Intermediary before the Commodity Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Commodity Intermediary will not be liable to the Grantor for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Commodity Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Commodity Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

          (c) This Agreement does not create any obligation of the Commodity Intermediary except for those expressly set forth in this Agreement. In particular, the Commodity Intermediary need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Commodity Intermediary may rely on notices and communications it believes given by the appropriate party.

          SECTION 7. Indemnity. The Grantor will indemnify the Commodity Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Commodity Intermediary's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final non-appealable judgment.

          SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Commodity Intermediary and the Grantor. If the Secured Party notifies the Commodity Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

          (b) The Commodity Intermediary may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided that before such termination the Commodity Intermediary and the Grantor shall make arrangements to transfer the commodity contracts carried in the Account to another commodity intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such commodity contracts in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

          (c)   Sections 6 and 7 will survive termination of this Agreement.

          SECTION 9. Governing Law. This Agreement and the Account will be governed by the law of the State of New York. The Commodity Intermediary and the Grantor may not change the law governing the Account without the Secured Party's express prior written agreement.

          SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

          SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

          SECTION 12. Commodity Contracts. The Commodity Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property carried from time to time in the Account will be treated as commodity contracts under Article 8 of the N.Y. Uniform Commercial Code.

          SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

          SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Commodity Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Commodity Intermediary and their respective successors and assigns.

          SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                   [NAME OF GRANTOR]

                                                   By _________________________
                                                      Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                   WILMINGTON TRUST COMPANY,
                                                   as Corporate Trustee

                                                   By:_________________________
                                                        Name:
                                                        Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                   JOHN M. BEESON, JR.,
                                                   as Individual Trustee

                                                   By:_________________________
                                                        Name:
                                                        Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                   [NAME OF COMMODITY
                                                   INTERMEDIARY]

                                                   By _________________________
                                                      Title:

                                                   Address:
                                                   ____________________________
                                                   ____________________________

                                                                Exhibit E to the
                                                       Shared Security Agreement

             FORM OF INTELLECTUAL PROPERTY SHARED SECURITY AGREEMENT

          This INTELLECTUAL PROPERTY SHARED SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this "IP Shared Security Agreement") dated ________, ____, is made by the Persons listed on the signature pages hereof (collectively, the "Grantors") in favor of Wilmington Trust Company, not in its individual capacity but solely as corporate trustee (the "Corporate Trustee") and John M. Beeson, Jr., not in his individual capacity but solely as individual trustee (the "Individual Trustee" and together with the Corporate Trustee, the "Collateral Trustees") as trustees under the Collateral Trust and Intercreditor Agreement dated April 1, 2003 (as such agreement may be amended, supplemented or otherwise modified hereafter from time to time, the "Collateral Trust Agreement"), among the Grantors and the Collateral Trustees.

          WHEREAS, Dynegy Holdings Inc., a Delaware corporation, has entered into a Credit Agreement dated as of April 1, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with Citibank, N.A. and Bank of America, N.A., as Administrative Agents, the Collateral Trustees, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, as a condition precedent to the making of Borrowings and the issuance of Letters of Credit by the Lenders under the Credit Agreement, each Grantor has executed and delivered that certain Shared Security Agreement dated April 1, 2003 made by the Grantors to the Collateral Trustees (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Shared Security Agreement").

          WHEREAS, under the terms of the Shared Security Agreement, the Grantors have granted to the Collateral Trustees, for the ratable benefit of the Representatives and the Shared Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Shared Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Trustees for the ratable benefit of the Representatives and the Shared Secured Parties a security interest in all of such Grantor's right, title and interest in and to the following (the "Collateral"):

          (i) the patents and patent applications set forth in Schedule A hereto (the "Patents");

          (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the "Trademarks");

          (iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the "Copyrights");

          (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

          (v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

          SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Shared Security Agreement secures the payment of all Shared Secured Obligations, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Shared Security Agreement.

          SECTION 4. Execution in Counterparts. This IP Shared Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 5. Grants, Rights and Remedies. This IP Shared Security Agreement has been entered into in conjunction with the provisions of the Shared Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Trustees with respect to the Collateral are more fully set forth in the Shared Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 6. Governing Law. This IP Shared Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, each Grantor has caused this IP Shared Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                   DYNEGY HOLDINGS INC.

                                                   By _________________________
                                                      Name:
                                                      Title:

                                                   Address for Notices:
                                                   ____________________________
                                                   ____________________________
                                                   ____________________________

                                                   [NAME OF GRANTOR]

                                                   By _________________________
                                                      Name:
                                                      Title:

                                                   Address for Notices:
                                                   ____________________________
                                                   ____________________________
                                                   ____________________________

                                                   [NAME OF GRANTOR]

                                                   By _________________________
                                                      Name:
                                                      Title:

                                                   Address for Notices:
                                                   ____________________________
                                                   ____________________________
                                                   ____________________________

                                                   [ETC.]

                                                                Exhibit F to the
                                                       Shared Security Agreement

       FORM OF INTELLECTUAL PROPERTY SHARED SECURITY AGREEMENT SUPPLEMENT

          This INTELLECTUAL PROPERTY SHARED SECURITY AGREEMENT SUPPLEMENT (this "IP Shared Security Agreement Supplement") dated ________, ____, is made by the Person listed on the signature page hereof (the "Grantor") in favor of Wilmington Trust Company, not in its individual capacity but solely as corporate trustee (the "Corporate Trustee") and John M. Beeson, Jr., not in his individual capacity but solely as individual trustee (the "Individual Trustee" and together with the Corporate Trustee, the "Collateral Trustees") as trustees under the Collateral Trust and Intercreditor Agreement dated April 1, 2003 (as such agreement may be amended, supplemented or otherwise modified hereafter from time to time, the "Collateral Trust Agreement") among the Grantors and the Collateral Trustees.

          WHEREAS, DYNEGY HOLDINGS INC., a Delaware corporation, has entered into a Credit Agreement dated as of April 1, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with Citibank, N.A. and Bank of America, N.A., as Administrative Agents, the Collateral Trustees, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Shared Security Agreement dated April 1, 2003 made by the Grantor and such other Persons to the Collateral Trustees (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Shared Security Agreement") and that certain Intellectual Property Shared Security Agreement dated ___ __, (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Shared Security Agreement").

          WHEREAS, under the terms of the Shared Security Agreement, the Grantor has granted to the Collateral Trustees, for the ratable benefit of the Shared Secured Parties, a security interest in the Supplementary Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Shared Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Trustees, for the ratable benefit of the Shared Secured Parties, a security interest in all of such Grantor's right, title and interest in and to the following (the "Supplementary Collateral"):

          (i) the patents and patent applications set forth in Schedule A hereto (the "Patents");

          (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the "Trademarks");

          (iii) the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the "Copyrights");

          (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

          (v) all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.

          SECTION 2. Security for Obligations. The grant of a security interest in the Supplementary Collateral by the Grantor under this IP Shared Security Agreement Supplement secures the payment of all Shared Secured Obligations, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this IP Shared Security Agreement Supplement.

          SECTION 4. Grants, Rights and Remedies. This IP Shared Security Agreement Supplement has been entered into in conjunction with the provisions of the Shared Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Trustees with respect to the Supplementary Collateral are more fully set forth in the Shared Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 5. Governing Law. This IP Shared Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the Grantor has caused this IP Shared Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                   [NAME OF GRANTOR]

                                                   By _________________________
                                                      Name:
                                                      Title:

                                                   Address for Notices:
                                                   ____________________________
                                                   ____________________________
                                                   ____________________________

                                                                Exhibit G to the
                                                       Shared Security Agreement

            FORM OF CONSENT TO ASSIGNMENT OF LETTER OF CREDIT RIGHTS

To:  Wilmington Trust Company, as Corporate Trustee
     [____________________]
     [____________________]
     [____________________]


     [________], as Individual Trustee
     [____________________]
     [____________________]
     [____________________]


     [INSERT NAME OF BENEFICIARY], as Beneficiary
     [____________________]
     [____________________]
     [____________________]

          We refer to the [INSERT ALL IDENTIFYING INFORMATION WITH RESPECT TO RELEVANT LETTER OF CREDIT] (as it may be amended, supplemented or otherwise modified from time to time, the "Letter of Credit")[, a true copy of which is attached hereto]. The Letter of Credit has been established in favor of [INSERT NAME OF BENEFICIARY], as beneficiary (the "Beneficiary"), and we are the [issuing bank (the "Issuing Bank")][nominated person (the "Nominated Person")] required to give value thereunder pursuant to one [or more] drawing[s] upon the satisfaction of the conditions stated in the Letter of Credit. The liability of the [Issuing Bank][Nominated Person] for action or omissions under the Letter of Credit is governed by the laws of [INSERT RELEVANT JURISDICTION], as chosen by agreement in the Letter of Credit. [To the best knowledge of the undersigned,] the signatories to this consent letter are the only persons obligated to give value under the Letter of Credit.

          We hereby confirm that there is no term in the Letter of Credit or other restriction which prohibits, restricts or requires any person's consent to the Beneficiary's assignment of or creation of a security interest in the rights to payment or performance under the Letter of Credit. We hereby consent to and acknowledge the assignment by the Beneficiary of all proceeds of and rights to payment and performance under the Letter of Credit in favor of Wilmington Trust Company, not in its individual capacity but solely as corporate trustee (the "Corporate Trustee") and John M. Beeson, Jr., not in his individual capacity but solely as individual trustee (the

"Individual Trustee" and together with the Corporate Trustee, the "Collateral Trustees") pursuant to the Shared Security Agreement dated as of April 1, 2003 executed by the Beneficiary and other parties thereto, as Grantor, in favor of the Collateral Trustees, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time (the "Shared Security Agreement").

          We hereby agree to pay, irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off, all proceeds of the Letter of Credit that would otherwise be paid to the Beneficiary directly to the Collateral Trustees to the following account:

                             [____________________]
                             [____________________]
                             [____________________]
                             [____________________]

          We hereby confirm and agree that the Letter of Credit is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and that the Collateral Trustees shall have no liability or obligation under or with respect to the Letter of Credit or any document related thereto as a result of this consent letter, the Shared Security Agreement or otherwise.

          This consent letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same consent letter. Delivery of an executed counterpart of a signature page to this consent letter by telecopier shall be effective as delivery of an original executed counterpart of this consent letter.

          This consent letter shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                   [NAME OF ISSUING BANK]

                                                   By:_________________________
                                                      Name:
                                                      Title:

                                                   [NAME OF NOMINATED PERSON]

                                                   By:_________________________
                                                      Name:
                                                      Title:


The above is acknowledged and agreed to:

[NAME OF GRANTOR/BENEFICIARY]

By _____________________________
Name: __________________________
Title: _________________________

Address for Notices:
________________________________
________________________________
________________________________